EXHIBIT 10.9

             AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT
             ----------------------------------------------


               THIS AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 31st day of March, 1995, by and between FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender") and GENERAL TEXTILES, a California corporation ("Borrower").

                               W I T N E S S E T H
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               WHEREAS, Borrower and Greyhound Financial Capital Corporation, an
Oregon corporation ("Original Lender") entered into a Loan and Security
Agreement dated as of October 14, 1993, which was amended by an Amendment No. 1 to Loan and Security Agreement dated as of July 11, 1994 (the "First Amendment"; the Loan and Security Agreement, as amended by the First Amendment, being hereinafter collectively referred to as the "Loan Agreement") that evidences a loan from Lender to Borrower; and

               WHEREAS, effective as of December 31, 1994, Original Lender was merged with and into Lender (then known as Greyhound Financial Corporation), with Lender being the surviving corporation of such merger, and Lender succeeded to all the rights and obligations of Original Lender under the Loan Agreement and the Loan Documents; and

               WHEREAS, Borrower has requested that Lender amend the Loan Agreement to provide Borrower with the right to borrow additional sums from Lender, up to a total amount of $1,600,000, for purposes of financing certain Capital Expenditures to be incurred by Borrower; and

               WHEREAS, Lender is willing to enter into this Amendment to so amend the Loan Agreement, upon the terms and conditions set forth herein.

               NOW, THEREFORE, in consideration of these recitals, the covenants contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which consideration are hereby acknowledged, Lender and Borrower agree as follows:

               1.   DEFINITIONS.   Unless otherwise defined in this Amendment,
                    -----------
all capitalized terms used herein which are defined in the Loan Agreement shall have the same meaning as set forth in the Loan Agreement.

               2.   LOAN AGREEMENT.    Provided the conditions precedent
                    --------------
described in Section 4 of this Amendment are met to the satisfaction of Lender, the Loan Agreement is modified as follows:



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               2.1  The Loan Agreement is hereby amended by adding the following definitions:

               "Capex Advances" shall mean any portion of the Capital Expenditure Line made available to Borrower pursuant to Paragraph 2(H) or, when stated in the singular, any individual disbursement under the Capital Expenditure Line.

               "Capex Note" shall mean that certain promissory note, in the original principal amount of up to $1,600,000, dated as of the Second Amendment Effective Date, which shall evidence the obligations of Borrower to Lender in respect of amounts advanced under the Capital Expenditure Line.

               "Capital Expenditure Line" shall mean that portion of the Total Facility, in the principal amount of up to $1,600,000, which shall be made available to Borrower following the Second Amendment Effective Date, in accordance with the terms and conditions set forth in Paragraph 2(H).

               "Second Amendment" shall mean that certain Amendment No. 2 to Loan and Security Agreement between Lender and Borrower dated as of March 31, 1995.

               "Second Amendment Effective Date" shall mean April 26, 1995, the date upon which the Second Amendment became effective.

               2.2 All references in the Loan Agreement to the "Obligations" shall be deemed to include, in addition to the Inventory Loans and the Overlines, all obligations of Borrower to Lender in respect of Indebtedness arising under the Capital Expenditure Line or evidenced by the Capex Note; all references to the "Total Facility" shall be deemed to include the Inventory Loans, the Capital Expenditure Line, and the Overlines; all references to the "Loan Documents" shall be deemed to refer to any such Loan Document as the same may be amended as of the Second Amendment Effective Date, or as the same may subsequently be modified, amended, renewed or restated, and shall specifically include the Capex Note. All references in the Loan Documents to the "Note" or the "Notes" shall be deemed to include the Capex Note.

               2.3 Paragraph 2(A) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                    (A)  Total Facility.  Upon the terms and conditions set
                         --------------
          forth herein and provided that no Event of Default or event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default,


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          shall have occurred and be continuing, Lender shall, upon Borrower's request, make advances to Borrower from time to time (a) in an aggregate outstanding principal amount not to exceed Sixteen Million Three Hundred and Fifty Thousand Dollars ($16,350,000) through May 31, 1995 (inclusive of the Overline facility granted by that certain letter from Original Lender to Borrower dated September 2, 1994), and
          (b) on and after June 1, 1995, in an aggregate outstanding principal amount of not to exceed Fifteen Million Six Hundred Thousand Dollars ($15,600,000) (in either case, as applicable, the "Total Facility"), each instance of the Total Facility being subject to deduction of reserves as Lender deems proper from time to time in exercise of its reasonable credit judgment, which reserves may include, upon and during the continuance of an Event of Default, accrued interest and other reserves as Lender deems proper.

               2.4 Paragraph 2 of the Loan Agreement is hereby amended to add a new Paragraph 2(H) as follows:

                    (H)  Capital Expenditure Line.  The Capital Expenditure Line
                         ------------------------
          shall be made available to Borrower following the Second Amendment Effective Date in one or more Capex Advances, subject to the following terms and conditions: (a) Borrower shall have satisfied all conditions precedent to Borrower's right to obtain subsequent advances under the Inventory Loans, as set forth in Part II of Exhibit D to the Loan Agreement, as referenced by Paragraph 12 hereof; (b) no Capex Advances shall be made which, without giving effect to any amortization or repayment of the Capex Note which has occurred following the Second Amendment Effective Date, would cause the total amount advanced by Lender under the Capital Expenditure Line to exceed One Million Six Hundred Thousand Dollars ($1,600,000.00); (c) Borrower must be in full compliance with all terms and conditions of the Loan Documents at the time of each Capex Advance, and Borrower must demonstrate that, after giving effect to the Capex Advance requested, Borrower will continue to be in compliance with the covenants described in Paragraph 22 hereof, as demonstrated on a pro-forma basis for the preceding twelve (12) month period; (d) each Capex Advance shall be applied by Borrower to finance Capital Expenditures for the purchase of new equipment (including software applicable thereto) for installation, training, supplies, and ancillary or accessory items with respect to such equipment; (e) Borrower shall have notified Lender in writing not less than one (1) Business Day prior to the date upon which the Capex Advance is to be made, specifying the amount of such advance and the Capital Expenditure to be financed thereby; (f) each Capex Advance (other than a Capex Advance which makes the aggregate of all Capex Advances equal to $1,600,000.00) shall be in the amount of at least $100,000.00; (g) Lender


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          shall be satisfied that it will receive a purchase money security interest in the item being financed by the Capex Advance; (h) the amount of any Capex Advance shall not exceed one hundred percent (100%) of the purchase price or cost of the Capital Expenditures being acquired; and (i) there shall be no limit on the number of Capex Advances which Borrower may request during a particular calendar month; provided that Borrower exercises reasonable discretion with
                 -------- ----
          respect to the number of such advances and further provided that
                                                     ------- -------- ----
          Lender shall have no obligation to fund any Capex Advances after the three (3) month anniversary of the Second Amendment Effective Date. Lender reserves the right, at its discretion, to make any Capex Advance by funding directly to the seller of the Capital Expenditure being financed, and to require the filing of a UCC-1 financing statement prior to such funding, if Lender deems such to be necessary or appropriate in order to assure itself of a purchase money security interest in the Capital Expenditure item.

               2.5 Paragraph 3 of the Loan Agreement is hereby amended to add a new paragraph 3(J) as follows:

                    (J) Lender shall be entitled to pay monthly amounts due under the Capex Note, or any other amounts due and owing to Lender pursuant to the Loan Documents, by making an advance and adding the amount of such payment to the then outstanding principal balance of the Inventory Loans. In the event Lender makes an advance for the foregoing purposes, Lender shall notify Borrower in writing of such advance within five (5) Business Days thereafter. Any amounts so advanced shall continue to be secured by all the Collateral until the same have been paid in full.

               2.6 Paragraph 7 of the Loan Agreement is hereby amended to add a new Paragraph 7(G) as follows:

                    (G) The principal balance of all outstanding Capex Advances, and all accrued interest thereon (calculated at the interest rate set forth in the Capex Note), shall be paid in accordance with the provisions of the Capex Note. Any remaining principal and any other sums due and owing in respect of amounts outstanding under the Capital Expenditure Line, plus accrued and unpaid interest thereon, shall be due and payable on the Maturity Date set forth in the Capex Note.

               2.7 Paragraph 15(I) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                    (I)  Capital Expenditures.  Make or incur any Capital
                         --------------------
          Expenditure except to the extent set forth in this paragraph. Borrower shall be








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          permitted to make or incur Capital Expenditures during each fiscal year of Borrower in an aggregate amount not in excess of the sum of
          (i) Two Million Dollars ($2,000,000.00), provided that all Capital Expenditures incurred pursuant to this clause (i) are made only out of Borrower's internally generated funds plus (ii) Three Million Seven Hundred Thousand Dollars ($3,700,000.00) through Borrower's fiscal year ending January 31, 1995 and Five Million Dollars ($5,000,000.00) for each fiscal year thereafter, provided that all Capital Expenditures incurred pursuant to this clause (ii) are made from (A) the proceeds of capital contributions made by Guarantor to Borrower,
          (B) the proceeds of Permitted Guarantor Indebtedness or (C) the proceeds of Permitted Equipment Indebtedness. The foregoing notwithstanding, all Capital Expenditures made pursuant to the borrowings by Borrower under the Capital Expenditure Line shall be excluded from the foregoing covenant, and Borrower shall be permitted to make Capital Expenditures to the full extent permitted by this Paragraph 15(I) in addition to any Capital Expenditures made through borrowings under the Capital Expenditure Line.

               2.8 Borrower and Lender hereby agree that Borrower shall only be permitted to terminate the Loan Agreement provided that Borrower prepays all of the outstanding Obligations, including all outstanding Capex Advances. In the event Borrower chooses to terminate the Loan Agreement, in addition to the Termination Fee required by Paragraph 17(D), Borrower shall pay the prepayment premium applicable to the Capital Expenditure Line as provided in Paragraph 17(E) which is hereafter set forth. Lender has agreed that Borrower shall be entitled to prepay the Capital Expenditure Line without prepaying the remaining Obligations or otherwise terminating the Loan Agreement. Accordingly, Paragraph 17 of the Loan Agreement is hereby amended to add the following additional provision as new Paragraph 17(E) thereof, which allows for prepayment of the Capital Expenditure Line alone, and further provides the prepayment premium applicable to any prepayment of the Capital Expenditure Line, whether such prepayment accompanies a termination of the Loan Agreement or not:

                    (E) Borrower may voluntarily prepay the principal balance of the Capital Expenditure Line in whole, but not in part, at any time, subject to the following conditions:

                         (a) Not less than thirty (30) days prior to the date upon which Borrower desires to make such prepayment, Borrower shall deliver to Lender written notice of its intention to prepay, which notice shall be irrevocable and state the prepayment date; and

                         (b) Borrower shall pay to Lender concurrently with any such prepayment (I) an amount equal to one percent (1.0%) of the




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               then outstanding principal balance of the Capital Expenditure
               Line as of the date of such prepayment, in the event such prepayment occurs within the one year period following the Second Amendment Effective Date, but without any obligation under this clause (I) in the event any such prepayment occurs after the one year anniversary of the Second Amendment Effective Date; (II) accrued and unpaid interest through the date of such prepayment on the principal balance being prepaid; and (III) any and all of the Borrower's other Obligations in respect of the Capital Expenditure Line which remain unpaid.

          3.   AMENDMENT FEE.   Concurrently with the full execution hereof,
               -------------
Borrower agrees to pay to Lender an amendment fee in the amount of $6,000.00 which Borrower acknowledges is fully earned by Lender upon execution by Lender of this Agreement and which fee may be deducted from the first loan advance made following the Second Amendment Effective Date.

          4.   CONDITIONS PRECEDENT.   The modifications described in Section 2
               --------------------
of this Amendment and the obligations of Lender set forth in this Amendment will not be effective unless and until each of the following conditions precedent have been satisfied, in form, manner and substance satisfactory to Lender:

               (a) Borrower shall have delivered or caused to be delivered to Lender the following documents, all of which shall be properly completed, executed and otherwise satisfactory to Lender:

                    (i)       This Second Amendment;

                    (ii)      The Consent Agreement from the Guarantor;

                    (iii) Such amendments to the Affiliate Debt Subordination Agreement as Lender shall require, which amendment shall, without limitation, include provisions acknowledging that all amounts advanced under the Capital Expenditure Line shall, for all purposes, be included within the definition of "Senior Indebtedness" as such term is used in the Affiliate Debt Subordination Agreement;

                    (iv) Such amendments to the Intercreditor Agreement as Lender shall require, which amendment shall, without limitation, include provisions acknowledging that all amounts advanced under the Capital Expenditure Line shall, for all purposes be included within the definition "Working Capital Loan" as such term is used in the Intercreditor Agreement;



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                    (v)       Such amendments to the Subordination Agreement as
          Lender shall require, which amendment shall, without limitation, include provisions acknowledging that all amounts advanced under the Capital Expenditure Line shall, for all purposes, be included within the definition "Working Capital Loan," as such term is used in the Subordination Agreement;

                    (vi)      Any consents deemed necessary by Lender;

                    (vii) A corporate resolution of Borrower approving the transactions contemplated hereby to which it is a party;

                    (viii) A corporate resolution of Guarantor approving the transactions contemplated hereby to which it is a party;

                    (ix) An opinion from Borrower's and Guarantor's counsel, which counsel must be acceptable to Lender, with respect to such matters as Lender shall require.

                    (x)       Such other items as Lender may require.

               (b) Lender shall have received a certificate of corporate status with respect to each of Borrower and Guarantor, dated within ten (10) days of the date hereof by the Secretary of State of the state of incorporation of Borrower and Guarantor, respectively, which certificate shall indicate that Borrower and Guarantor are in good standing in such state;

               (c) There shall not then exist an Event of Default or any act or event which with notice, passage of time, or both would constitute an Event of Default.

               (d) All the representations and warranties of the Loan Parties in the Loan Documents shall be true and correct, in all material respects, before and after giving effect to the making of this Amendment.

               (e) Lender shall have reviewed and approved a current UCC search on Borrower.

               (f)  Borrower shall have paid the amendment fee described in
Section 3 above, all closing costs, recording fees and taxes, appraisal fees and expenses, travel expenses, fees and expenses of Lender's counsel, and all other costs and expenses incurred by Lender in connection with the preparation of, closing of and disbursement of the advances pursuant to this Amendment, which costs, fees and expenses may be payable from the first advance made pursuant to this Amendment.



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          5.   INDEBTEDNESS ACKNOWLEDGED.    Borrower acknowledges that the
               -------------------------
indebtedness evidenced by the Loan Documents is just and owing and agrees to pay the indebtedness in accordance with the terms of the Loan Documents. Borrower further acknowledges and represents that no event has occurred and no condition presently exists that would constitute a default or event of default by Lender under the Loan Agreement or any of the other Loan Documents, with or without notice or lapse of time.

          6.   VALIDITY OF DOCUMENTS.   Borrower hereby ratifies, reaffirms,
               ---------------------
acknowledges and agrees that the Loan Agreement and the other Loan Documents represent valid, enforceable and collectable obligations of Borrower, and that Borrower presently has no existing claims, defenses (personal or otherwise) or rights of setoff whatsoever with respect to the Obligations of Borrower under the Loan Agreement or any of the other Loan Documents. Borrower furthermore agrees that it has no defense, counterclaim, offset, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender.

          7.   REAFFIRMATION OF WARRANTIES.  Borrower hereby reaffirms to Lender
               ---------------------------
each of the representations, warranties, covenants and agreements of Borrower as set forth in each of the Loan Documents with the same force and effect as if each were separately stated herein and made as of the date hereof. Borrower represents and warrants to Lender that with respect to the financing transaction herein contemplated, no Person is entitled to any brokerage fee or other commission and Borrower agrees to indemnify and hold Lender harmless against any and all such claims.

          8.   RATIFICATION OF TERMS AND CONDITIONS.   All terms, conditions and
               ------------------------------------
provisions of the Loan Agreement, and of each of the other Loan Documents shall continue in full force and effect and shall remain unaffected and unchanged except as specifically amended hereby. In the event of any conflict between the terms and conditions of this Amendment and any of the other Loan Documents, the provisions of this Amendment shall control.

          9.   OTHER WRITINGS.   Lender and Borrower will execute such other
               --------------
writings as may be necessary to confirm or carry out the intentions of Lender and Borrower evidenced by this Amendment.

          10.  BENEFIT OF THE AMENDMENT.    The terms and provisions of this
               ------------------------
Amendment and the other Loan Documents shall be binding upon and inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower shall not have any right to assign its rights under this Amendment or any of the Loan Documents or any interest therein without the prior written consent of Lender.

          11.  CHOICE OF LAW.  The Loan Documents and this Amendment shall be
               -------------
performed and construed in accordance with the laws of the State of Arizona.



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          12.  ENTIRE AGREEMENT.   Except as modified by this Amendment, the
               ----------------
Loan Documents remain in full force and effect. The Loan Documents as modified by this Amendment embody the entire agreement and understanding between Borrower and Lender, and supersede all prior agreements and understandings between said parties relating to the subject matter thereof.

          13.  COUNTERPARTS; TELECOPY EXECUTION.  This Amendment may be executed
               --------------------------------
in any number of separate counterparts, all of which when taken together shall constitute one and the same instrument, admissible into evidence, notwithstanding the fact that all parties have not signed the same counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile shall also deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding affect of this Amendment.

          14.  EFFECTIVENESS OF AMENDMENT.   This Amendment shall not be
               --------------------------
effective until the same is executed and delivered by the parties hereto and all conditions set forth in Section 4 hereof have been satisfied (such date being hereinafter referred to as the "Second Amendment Effective Date").


                                   FINOVA CAPITAL CORPORATION, A
                                   Delaware corporation, successor-by-merger to
                                   Greyhound Financial Capital Corporation, an
                                   Oregon corporation


                                   By:  /s/ Carlos Villes
                                       -----------------------------------------
                                        Name:   Carlos Villes
                                        Title:  Vice President

                                   GENERAL TEXTILES, a California corporation


                                   By:  /s/ B Chris Schwartz
                                       -----------------------------------------
                                        Name:   B Chris Schwartz
                                        Title:  President & CEO




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                              CONSENT OF GUARANTOR
                              --------------------

          The undersigned ("Guarantor") hereby executes this Consent for the purpose of (i) evidencing Guarantor's consent to the execution and performance of Amendment No. 2 to Loan and Security Agreement (the "Second Amendment") by Lender and Borrower, (ii) reaffirming the terms of the Guaranty Agreement executed by Guarantor, (iii) evidencing Guarantor's agreement that the Borrower's Obligations as set forth in the Guaranty Agreement shall, for all purposes, include the Loan Documents, as amended by the Second Amendment, and shall further include all additional amounts which may be funded or advanced to Borrower pursuant to the Loan Agreement as amended by the Second Amendment, including, without limitation, all Capex Advances and all amounts evidenced by the Capex Note, and (iv) ratifying and affirming all terms and provisions of the Guaranty Agreement. Except to the extent otherwise indicated, terms used herein with initial capital letters shall have the meanings set forth in the Loan Agreement, as amended.

          IN WITNESS WHEREOF, the undersigned has hereunto executed this Consent as of this 31st day of March, 1995.


                                        FAMILY BARGAIN CORPORATION, A
                                        Delaware corporation


                                        By:  /s/ John A. Selzer
                                            -------------------------------
                                            Name:   John A. Selzer
                                            Title:  President



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